GENERAL	12 Months Ended
Dec. 31, 2023
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GENERAL
NOTE 1:-	GENERAL

a.	General:

Caesarstone Ltd. incorporated under the laws of the State of Israel, was founded in 1987.

Caesarstone Ltd. and its subsidiaries (collectively, the "Company" or "Caesarstone") develop, manufacture and market, high quality engineered stone and other materials sold under the Company's premium Caesarstone brand. The Company's products are sold in over 60 countries through a combination of direct sales in certain markets and indirectly through a network of independent distributors in other markets. The Company's products are primarily used as kitchen countertops in the renovation and remodeling markets and in the new buildings’ construction market. Other applications include vanity tops, wall panels, back splashes, floor tiles, stairs and other interior surfaces that are used in a variety of residential and non-residential applications.

The Company has subsidiaries in Australia, Singapore, Canada, United Kingdom, Sweden, India and the United States which are engaged in the manufacturing, marketing and selling of the Company's products in different geographic areas.

The Company currently manufactures its engineered surfaces in two manufacturing facilities located in Bar-Lev Industrial Park in northern Israel and in Morbi, India, through its subsidiary (see also b below).

b.	Acquisition of Lioli Ceramica Pvt Ltd:

On October 5, 2020, the Company completed the acquisition of 55% of the shares of Lioli Ceramica Pvt Ltd ("Lioli"), a producer of porcelain countertop slabs in the total net consideration of $13,574.

The consideration included a contingent consideration arrangement that requires the Company to pay up to approximately $10,000 of additional consideration to Lioli’s minority shareholders subject to reaching certain EBITDA achievement. The fair value of the contingent consideration arrangement at the acquisition date was $1,492. During 2021 the criteria was partially met, and an additional related consideration amount of approximately $1,780 paid during 2021.

As part of the agreement, the Company granted Lioli’s minority shareholders a put option and Lioli’s minority shareholders granted the Company a call option for its interest, each exercisable any time after April 1, 2024 and before the 20th anniversary of the acquisition date based on a mechanism as set forth in the agreement between the parties.

During March 2022, the Company participated in rights offering in Lioli, and purchased additional 9,870,000 shares in amount of approximately $2.5 million. Following this offering, the Company holds 60.4% of Lioli's shares.

As of December 31, 2023 and 2022, the Company revaluated its minority’s Put Option, in accordance with ASC 820 "Fair Value Measurements and Disclosures", at level 3, and based on it the non-controlling interest fair value in Lioli amounted to $7,789 and to $7,903, respectively.

c.	Acquisition of Omicron Supplies, LLC:

On December 31, 2020, the Company, through its fully owned U.S. subsidiary, completed the acquisition of 100% of the shares of Omicron Supplies, LLC ("Omicron"), a stone supplier in the U.S., for a total net cash consideration of $18,830.

d.	Acquisition of Magrab Naturtsen AB:

On July 6, 2022, the Company completed the acquisition of 100% of the shares of Magrab Naturtsen AB ("Magrab"), a stone supplier in Sweden, for a total net consideration of approximately $3,109.

The consideration included a deferred consideration arrangement that requires the Company to pay up to approximately SEK 10,500 (approximately $1,000) of additional consideration to Magrab’s former shareholder to be paid during two years following the acquisition date. The fair value of the deferred consideration arrangement at the acquisition date was $875. The acquisition agreement included additional consideration in a form of an earn-out arrangement with Magrab’s former shareholder, that requires the Company to pay up to approximately SEK 4,000 (approximately $380) of additional amounts subject to reaching certain Revenues and EBITDA achievements during two years following the acquisition date. In order to receive the earn-out payments Magrab's former shareholder have to remain as a full-time employee of the Company at the expiry of the earn-out periods, and therefore this earn-out arrangement does not meet the contingent consideration under ASC805 "Business Combinations”.

The Magrab acquisition was accounted for as a business combination in accordance with ASC 805 "Business Combinations”.

The following table summarizes the purchase price allocation of Magrab Acquisition at the acquisition date:

Components of Purchase Price:

Cash	$2,607
Deferred consideration	875
Less: Cash acquired	373
Net for allocation	3,109

Allocation of Purchase Price:

Net tangible assets (liabilities):
Trade receivables and other current assets, net	524
Property, plant and equipment, net	41
Inventories, net	1,233
ROU assets	446
Trade payables	(523)
Accrued expenses and other liabilities	(378)
Short-term lease liability	(22)
Long-term lease and other non-current liabilities	(424)
Total net tangible assets	897

Identifiable intangible assets:
Customer relationships (1)	1,789
Deferred tax liabilities	(369)
Total identifiable intangible assets acquired	1,420

Goodwill (2)	792

Total purchase price allocation	$3,109

(1)
Customer relationships represent the underlying relationships and agreements with Magrab's customer base. In assessing the value of the Customer Relationships, the Company used an income approach method. The Customer Relationships’ economic useful life is estimated at approximately 8 years, amortized using the straight-line method.

(2)	The goodwill is primarily attributable to expected synergies resulting from the acquisition.

In 2022, the Company recognized $80 of aggregate acquisition-related costs that were expensed in the consolidated statement of income in general and administrative expenses.

Pro forma results of operations related to this acquisition have not been prepared because they are not material to the Company’s consolidated statements of income.

During 2023, the Company paid the first payment for the above mentioned considerations in the amount of approximately SEK 7,250 (approximately $700).

e.	Major suppliers:

In 2023, the Company acquired approximately 69% of its minerals (such as quartz) consumption from Turkey, of which approximately 63% was supplied by Mikroman Madencilik San ve TIC.LTD.STI ("Mikroman"), constituting approximately 44% of Company's total minerals, and approximately 32% was supplied by Ekom Eczacibasi Dis Ticaret A.Ş. (“Ekom”), constituting approximately 22% of Company’s total minerals. If Mikroman or Ekom cease supplying the Company with minerals or if the Company's supply of minerals generally from Turkey is adversely impacted, the Company's other suppliers may be unable to meet the Company's minerals requirements. In that case, the Company would need to locate and qualify alternate suppliers, which could take time, increase costs and require adjustments to the appearance of the Company's products. As a result, the Company may experience a delay in manufacturing, which could materially and adversely impact the Company's results of operations.